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                                                                   EXHIBIT 10.11


                               AMENDMENT NO. 1 TO
                               SECURITY AGREEMENT


          This is AMENDMENT NO. 1 to the SECURITY AGREEMENT, dated as of August 4, 1995, between Amati Communications Corporation, a corporation duly organized and validly existing under the laws of the State of California (the "Company"), and ICOT Corporation, a Delaware corporation ("ICOT").

          The Company, ICOT and IA Acquisition Corporation are parties to an Amended and Restated Agreement and Plan of Reorganization and Merger dated as of August 3, 1995 (the "Agreement"), pursuant to which the Company has issued ICOT a Senior Secured Promissory Note dated August 4, 1995 (the "New Note") as consideration for loans made by ICOT to the Company pursuant to the Agreement.

          The New Note replaces certain Senior Secured Promissory Notes dated March 21, 1995 in the principal amount of $750,000 and dated May 15, 1995 in the principal amount of $2,650,000 (the "Notes"), and a portion of the indebtedness under the New Note represents the principal and interest of the Notes.

          The Company and ICOT entered into that certain Security Agreement dated May 15, 1995, whereby the Company granted a security interest in the Collateral (as defined therein) for the Secured Obligations (as defined therein), including the Notes.

          The Company and ICOT wish to amend the Security Agreement under the terms and conditions contemplated herein.

          Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. AMENDMENTS TO SECURITY AGREEMENT. The Security Agreement is amended as follows:

          1.1 The definition of "Event of Default" is amended by replacing the word "Notes" with the words "New Note."

          1.2 The definition of "Secured Obligations" is amended by replacing the word "Notes" with the words "New Note."

          1.3 Section 4.7 is amended by replacing the word "Notes" with the words "New Note."

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          Section 2.  NO OTHER CHANGES.  Except as expressly set forth herein, the Security Agreement remains in full force and effect in accordance with its terms.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Security Agreement to be duly executed as of the day and year first above written.


                              AMATI COMMUNICATIONS CORPORATION



                              By:  /s/ John M. Cioffi
                                   ---------------------------------------------

                              Name:  JOHN M. CIOFFI
                                     -------------------------------------------

                              Title:  VP, Engineering and Secretary
                                      ------------------------------------------


                              ICOT CORPORATION


                              By:  /s/ Aamer Latif  8/4/95
                                   ---------------------------------------------

                              Name:  AAMER LATIF
                                     -------------------------------------------

                              Title:  CEO, ICOT
                                      ------------------------------------------


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